UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 1, 2005

Date of Report (Date of earliest event reported)

THREE-FIVE SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-04373	86-0654102
(State or Other Jurisdiction of Incorporation)	(Commission File Number) Identification No.)	(IRS Employer

1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281

(Address of Principal Executive Offices) (Zip Code)

(602) 389-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                              On June 1, 2005, the Company’s Interim Chief Financial Officer, James E. Jurgens, announced his resignation for health related reasons effective as of June 6, 2005. Mr. Jurgens will continue to serve as a consultant to the company on a reduced time basis. The Company issued a press release on June 2, 2005 concerning Mr. Jurgens’ resignation, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Financial Statements of Business Acquired.

Not applicable.

	(b)	Pro Forma Financial Information.

Not applicable.

	(c)	Exhibits.

Exhibit
		Number	Description

		99.1	Press release dated June 2, 2005 entitled “TFS Announces Resignation of Interim Chief Financial Officer and Engagement of Bridge Associates LLC”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THREE-FIVE SYSTEMS, INC.
Date: June 3, 2005	By:	/s/ Jack L. Saltich
Jack L. Saltich
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated June 2, 2005 entitled “TFS Announces Resignation of Interim Chief Financial Officer and Engagement of Bridge Associates LLC”